UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 4, 2008
Commission file number 1-13163
___________

YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	13-3951308
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1441 Gardiner Lane, Louisville, Kentucky 40213
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (502) 874-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On December 4, 2008, Yum! Brands, Inc. issued a press release announcing its full-year 2009 expectations, fourth quarter sales trends and reaffirming its 2008 EPS growth forecast. That press release is attached as exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated December 4, 2008
Yum! Brands Announces Full-Year 2009 Expectations and Fourth Quarter Sales Trends;Reaffirms 2008 EPS Growth Forecast of 12%, excluding Special Items; Will Host Investor
Update Meeting December 10, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date: December 5, 2008	/s/ Ted F. Knopf
Senior Vice President of Finance and Corporate Controller (Principal Accounting Officer)